Exhibit 99.1

NCR to Separate Into Two Independent, Industry-leading Companies

ATLANTA, September 15, 2022 – NCR Corporation (NYSE: NCR), a leading enterprise technology provider to banks, retailers and restaurants, today announced its Board of Directors has unanimously approved a plan to separate NCR into two independent, publicly traded companies – one focused on digital commerce, the other on ATMs. The separation is intended to be structured in a tax-free manner and is targeted for the end of 2023.

“It has become clear that NCR has the opportunity to unlock value for our shareholders by separating our digital commerce business and our ATM business. We have made significant strides over the past four years in creating a leading software-as-a-service business while continuing to strengthen and grow the ATM business. By creating two best-in-class independent companies, we should be able to accelerate the pace of transformation by enabling each to execute its own growth strategies and better capture the value-creation opportunities ahead,” said Frank R. Martire, executive chairman, NCR Board of Directors. “Throughout the strategic review process, we received material interest in a whole company sale of NCR, as well as interest in various individual segments of our business. In recent days, it has become increasingly clear to the Board that, given the state of current financing markets, we cannot deliver a whole company transaction that reflects an appropriate and acceptable value for NCR to our shareholders.”

The digital commerce company will be a growth business positioned to leverage NCR’s software-led model to continue transforming, connecting and running global retail, hospitality and digital banking. It will maximize common solutions to drive innovation and boost operational efficiency. The company will also reinvest in the business to accelerate growth and recurring revenue.

The ATM company will be a cash-generative business positioned to focus on delivering ATM as a Service to a large, installed customer base across banks and retailers. It will build on NCR’s leadership in self-service banking and ATM networks to meet global demand for ATM access and leverage new ATM transaction types, including digital currency solutions, to drive market growth. The company will also continue shifting to a highly recurring revenue model to drive stable cash flow and capital returns to shareholders.

“This announcement is the right next step in NCR’s transformation. The separation would create two strong companies at scale, each with distinctive business goals and capital structures and allocation, as well as increased flexibility to innovate,” said Michael D. Hayford, CEO of NCR. “Each company can simplify its operations and focus on what it does best, and because they will have different growth profiles and economic models, separating them will also provide investors with greater transparency and a better ability to value each of the businesses. And, importantly, we believe this approach will put us in the best position to drive the most competitive products and solutions for our customers.”

The separation transaction will follow the satisfaction of customary conditions, including effectiveness of appropriate filings with the U.S. Securities and Exchange Commission, and the completion of audited financials.

NCR will host a conference call to discuss the creation of two independent companies on Friday, September 16, at 8:30 a.m. ET. A webcast and related presentation providing additional clarity on the separation process and the financial characteristics of each business will be available at http://investor.ncr.com. The conference call will be archived and available on the same site shortly after the call is complete.

Please join the call via one of the two dial-in numbers below 15 minutes prior to the scheduled start time. When prompted, provide the confirmation code.

•	Local dial-in number: +1 786-460-7169

•	Toll-free dial-in number: 888-820-9413

•	Confirmation code: 1668788

The NCR Board of Directors engaged BofA Securities, Inc., Goldman Sachs & Co. LLC, and Evercore Group L.L.C. as financial advisors during the strategic review process.

About NCR Corporation

NCR Corporation (NYSE: NCR) is a leader in transforming, connecting and running technology platforms for self-directed banking, stores and restaurants. NCR is headquartered in Atlanta, Georgia, with 38,000 employees globally. NCR is a trademark of NCR Corporation in the United States and other countries.

Web site: www.ncr.com

Twitter: @NCRCorporation

Facebook: www.facebook.com/ncrcorp

LinkedIn: www.linkedin.com/company/ncr-corporation

YouTube: www.youtube.com/user/ncrcorporation

NCR Media Contact

Scott Sykes

NCR Corporation

scott.sykes@ncr.com

NCR Investor Contact

Michael Nelson

NCR Corporation

678.808.6995

michael.nelson@ncr.com

Cautionary Statements

This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements use words such as “expect,” “anticipate,” “outlook,” “intend,” “plan,” “confident,” “believe,” “will,” “should,” “would,” “potential,” “positioning,” “proposed,” “objective,” “could,” “may,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to NCR’s plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in this release include, without limitation, statements regarding the proposed separation of NCR into two separate companies, including, but not limited to, statements regarding the anticipated timing and structure of such proposed transaction, the future commercial performance of the digital commerce company or the ATM company following such proposed transaction, and value creation and ability to innovate and drive growth generally as a result of such transaction. Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of NCR’s control. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors relating to:

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Strategy and Technology: transforming our business model; development and introduction of new solutions; competition in the technology industry; integration of acquisitions and management of alliance activities; our multinational operations

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Business Operations: domestic and global economic and credit conditions; risks and uncertainties from the payments-related business and industry; disruptions in our data center hosting and public cloud facilities; retention and attraction of key employees; defects, errors, installation difficulties or development delays; failure of third-party suppliers; the impact of the coronavirus (COVID-19) pandemic and geopolitical and macroeconomic challenges; environmental exposures from historical and ongoing manufacturing activities; and climate change

•	Data Privacy & Security: impact of data protection, cybersecurity and data privacy including any related issues

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Finance and Accounting: our level of indebtedness; the terms governing our indebtedness; incurrence of additional debt or similar liabilities or obligations; access or renewal of financing sources; our cash flow sufficiency to service our indebtedness; interest rate risks; the terms governing our trade receivables facility; the impact of certain changes in control relating to acceleration of our indebtedness, our obligations under other financing arrangements, or required repurchase of our senior unsecured notes; and any lowering or withdrawal of the ratings assigned to our debt securities by rating agencies; our pension liabilities; and write down of the value of certain significant assets

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Law and Compliance: protection of our intellectual property; changes to our tax rates and additional income tax liabilities; uncertainties regarding regulations, lawsuits and other related matters; and changes to cryptocurrency regulations

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Governance: impact of the terms of our Series A Convertible Preferred (“Series A”) Stock relating to voting power, share dilution and market price of our common stock; rights, preferences and privileges of Series A stockholders compared to the rights of our common stockholders; and actions or proposals from stockholders that do not align with our business strategies or the interests of our other stockholders

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Proposed Separation: an unexpected failure to complete, or unexpected delays in completing, the necessary actions for the proposed separation, or to obtain the necessary approvals to complete these actions; that the potential strategic benefits, synergies or opportunities expected from the separation may not be realized or may take longer to realize than expected; costs of implementation of the separation and any changes to the configuration of businesses included in the separation if implemented; the potential inability to access or reduced access to the capital markets or increased cost of borrowings, including as a result of a credit rating downgrade; the potential adverse reactions to the proposed separation by customers, suppliers, strategic partners or key personnel and potential difficulties in maintaining relationships with such persons and risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed separation; the risk that any newly formed entity to house the digital commerce or ATM business would have no credit rating and may not have access to the capital markets on acceptable terms; unforeseen tax liabilities or changes in tax law; requests or requirements of governmental authorities related to certain existing liabilities; and the ability to obtain or consummate financing or refinancing related to the transaction upon acceptable terms or at all.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those set forth in the forward-looking statements. There can be no guarantee that the proposed separation will be completed in the expected form or within the expected time frame or at all. Nor can there be any guarantee that the digital commerce business and ATM business after a separation will be able to realize any of the potential strategic benefits, synergies or opportunities as a result of these actions. Neither can there be any guarantee that shareholders will achieve any particular level of shareholder returns. Nor can there be any guarantee that the proposed separation will maximize value for shareholders, or that NCR or any of its divisions, or separate digital commerce and ATM business, will be commercially successful in the future, or achieve any particular credit rating or financial results.

Additional information concerning these and other factors can be found in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Any forward- looking statement speaks only as of the date on which it is made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.